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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01920

Stralem Fund
(Exact name of registrant as specified in charter)

645 Madison Avenue New York, New York	10022
(Address of principal executive offices)	(Zip code)

Andrea Baumann Lustig

Stralem & Company Incorporated 645 Madison Avenue	New York, NY 10022
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 888-8123

Date of fiscal year end:	October 31, 2015

Date of reporting period:	April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

STRALEM Fund

Stralem Equity Fund

(a series of Stralem Fund)

SEMI-ANNUAL REPORT

April 30, 2015

(unaudited)

STRALEM EQUITY FUND

LETTER TO SHAREHOLDERS
 May, 2015

Dear Shareholder,

During the first six months of its fiscal year, November 1, 2014 through April 30, 2015, Stralem Equity Fund’s (the “Fund’s”) performance was as follows:

Share Class	Fund*	S&P 500**
Institutional: STEFX	3.03%	4.40%
Adviser: STRAX	2.90%	4.40%

*	Net, after fees and expenses
**	Does not reflect deduction for fees, expenses or taxes

Stralem Equity Fund lagged the benchmark index over the first six months of the fiscal year, returning +3.03% (Institutional Shares) and +2.90% (Adviser Shares) vs. +4.40% for the S&P 500 Index (the “Index”).

As you may remember, Stralem & Company Incorporated (“Stralem”), as investment manager of Stralem Equity Fund, uses the same investment approach for all client portfolios it manages in the U.S. Large Cap Equity StrategyTM (“LCES”) including the Fund. The objective of Stralem’s LCES is to build long term wealth by delivering excess returns over the Index with reduced risk and reduced volatility.

The investment philosophy of Stralem’s LCES is predicated on a structural framework that identifies four types of market environments within a full market cycle: two types of bull markets and two types of bear markets each characterized by momentum or valuation factors. Stralem uses this framework to identify and prepare for changing market environments in order to manage risk and opportunity within the portfolio structure thereby offering the potential for growth and capital preservation in one, “long-only” product.
The strategy seeks to manage risk and return by purchasing a set of fundamentally solid growth companies (Up Market Sector) along with those that deliver strong cash flows to preserve capital in a down market (Down Market Sector) and adjusting the balance between these two groups through the market cycle.  Within the two sectors, Up Market

Stocks and Down Market Stocks, the portfolio is further divided into five categories. New Industries, New Products and Dominant Firms are the categories in the Up Market and Low Ratio of Price/Cash Flow and High Dividend Yield comprise the Down Market Sector. Sector and category weightings are adjusted as we move through the market cycle based on the balance between growth and capital preservation called for by the prevailing type of market environment. Individual stock positions are equally weighted within each category.

Through the first six months of the fiscal year, the portfolio remained structured for the lower right hand box—what we term a Momentum-Driven Bear Market— resulting in approximately 65% of the assets allocated to the Up Market Sector and 35% to the Down Market Sector. Despite the strong advance of the S&P 500 Index in recent years, we, at Stralem, remain concerned with the degree to which P/E multiple expansion has been propelled by what we believe to be loose monetary policy and central bank balance sheet expansion rather than by healthy fundamental underpinnings and robust prospects for corporate earnings growth. We therefore believe it prudent to remain positioned with 35% of the portfolio in what we view as defensive positions with downside protection.

During the first half of the fiscal year, the New Industries category within the Up Market Sector was the main driver of relative underperformance, and to a lesser extent, the High Yield category within the Down Market sector was also a driver. Within the New Industries category, the absence of Apple from the portfolio weighed most heavily on performance as the LCES did not participate from the boost that Apple (+16.8%) received following the successful launch of its iPhone 6. QUALCOMM (-11.6%) was a secondary contributor, as the company experienced headwinds in China from an anti-monopoly investigation and the non-payment of royalties to QUALCOMM’s technology licensing business by Chinese partners. Within the High Yield category, Southern Company experienced the double-whammy of cost-overrun charge-offs from its leading-edge Kemper coal-gasification plant in Mississippi, as well as its expansion of the Vogtle nuclear power plant in Georgia. While diversification of generation sources makes good sense for this stalwart regulated utility, having cost overruns at the same time for two major projects has not helped investors’ perception of the company. On the other side of the ledger, the Dominant Companies category within the Up Market sector was the main driver of positive performance. Starbucks (+32.0%) has quite simply been knocking the ball out of the park, successfully growing comp sales with innovative new beverages, as well as layering on food offerings, creating customer loyalty and increasing throughput with its mobile app and My Starbucks Rewards program. Disney (+20.5%) has also been hitting home runs with its studio film franchises (Marvel superheroes, Frozen and soon the new Star Wars installment) and reaping the benefits of the virtuous circle of enhanced sales in its other segments. DuPont (+5.6%) also boosted performance as involvement of activist investor Trian caused investors to speculate that a further “value-enhancing” breakup of the company may be forthcoming.

Nine transactions were made in the Stralem Equity Fund’s portfolio during the fiscal first half. DuPont, Eaton and QUALCOMM were sold from the Up Market sector and Johnson & Johnson, Johnson Controls, UnitedHealth Group, CVS Health, Lowe’s, and Adobe Systems were added. Johnson & Johnson, Johnson Controls and UnitedHealth Group were added in January without offsetting sell transactions from the LCES portfolio, which effectively meant that the weightings of all positions within the New

Products and Dominant Company categories within the Up Market sector were slightly reduced to make room for the new positions, without changing the portfolio’s overall Up Market/Down Market and category weightings.

Johnson & Johnson was added to maintain participation in the increased rate of bio-pharmaceutical drug discovery and approvals, with a diversified and solid balance sheet company, while trimming some exposure to our existing lineup of New Products companies which have benefited from some rapid multiple expansion as of late. Johnson Controls was added as an aspiring multi-industry company with a solid management team, bringing desirable exposure in the building efficiency industry and automotive exposure in China, particularly in battery-operated vehicles. UnitedHealth Group was added as the dominant company in the managed care sector, which we believe will continue to be a beneficiary of the trend towards publicly-paid and privately-managed health care. With its scale and its best-in-class technology, UnitedHealth Group is poised to gain share from the weak hands in the industry, who will struggle to keep up in this increasingly low-margin, and higher-volume business.

During the course of March, two Dominant Company names were sold from the LCES portfolio (DuPont and Eaton), and two names were added (CVS Health and Lowe’s). DuPont’s Agricultural segment, which has been the company’s main earnings grower for years, has recently been experiencing negative growth just at the time when the company is spinning off its Performance Chemicals segment. The Agricultural segment weakness comes at a bad time, and with activist investors putting pressure on the company to divide further, this all is proving a significant distraction for DuPont management. As the stock had received a significant boost from activist involvement, we decided to take our gains and deploy the proceeds elsewhere. As for Eaton, the combination of the top-line and bottom-line headwinds mentioned above led us to liquidate this Dominant Company position as well. CVS Health was added as the combination of the retail pharmacy and pharmacy benefit management businesses is finally working well together, providing scale, attracting new PBM clients and driving additional traffic through CVS’s pharmacies. Future growth drivers include specialty pharmacy, formulary exclusion and in-store MinuteClinics. Lowe’s was added as a company-specific opportunity, as home-improvement retail looks to have respectable growth going forward, due to the improving U.S. economy, employment gains and rising home prices. Furthermore, Lowe’s management seems to be setting up for a period of margin expansion, as it starts to reap the benefit of cost efficiency programs, targeted expansion of urban store locations and expansion of its e-commerce channel.

During April, QUALCOMM was sold and Adobe Systems was added, both actions in the New Industries category within the Up Market sector. QUALCOMM has seen a deceleration in earnings growth as it has been dealing with multiple issues in China, including an anti-monopoly investigation, and royalty collection issues with Chinese partners. The company has therefore not been able to reap the benefit of the rollout of LTE telecom network technology in the country, and worse, this has provided an opening for Chinese competitors to somewhat close the gap on QUALCOMM’s best-in-class semiconductor communications technology. QUALCOMM will likely reestablish its dominance where it has been eroded, but in the meantime the challenges for the company being numerous, we decided to sell QUALCOMM and deploy the proceeds in a position in Adobe Systems. Adobe systems is an application software company that facilitates the creation of creative content through its Creative Cloud suite, and also offers a suite of software for digital marketing called Adobe Marketing Cloud. The company is benefitting from these two powerful trends, and has also successfully engineered the transition to a software subscription model with more predictable annuity-like revenue and powerful market-expansion, customer-retention and cost-savings capabilities.

The first half of the Stralem Equity Fund’s fiscal year 2015 was characterized by softening economic data in the U.S., particularly the much weaker than expected Q1 GDP growth figure of +0.2%, which is pushing back the expected “liftoff” date when the Federal Reserve (the “Fed”) will start to raise its overnight lending rate. As of late, peripheral EU sovereign bonds have also started acting a bit skittish, as investors focus on the increased probability once again of a “Grexit,” and these bonds, like the rest of the financial asset universe have seemed “priced for perfection.” The overall narrative has not changed – global growth is lackluster, in contrast to the robust valuations for financial assets across the board, pumped up as they have been over the past 6 years by central bankers’ hyperactivity. But once again U.S. GDP looks like it will fall short of the Fed’s forecasts (as it has for the last 4 years). It is possible that some doubt is creeping in as to central bankers’ ability to engineer growth via monetary policy. We at Stralem have often referred to the extraordinary set of 3 market conditions that have resulted from central bankers’ historically unprecedented monetary policy experiment: extraordinary annual equivalent market returns, volatility at the low end of the historical range, and the sustained high level of stock correlations. We believe this extraordinary set of 3 market conditions has made for an environment particularly unfavorable for active managers. However, with the middling +1.9% S&P 500 return through April, the intermittent rise in volatility of the stock market (as well as recent volatility in commodity prices, currencies and interest rates), and the resumption of the downward trend in stock correlations (and a widening of dispersion), cracks definitely seem to be appearing in this set of 3 extraordinary market conditions. The solid Q1 2015 earnings season thus far for LCES stocks, coinciding as it has with the LCES portfolio’s outperformance in April (the last month of the Fund’s fiscal 1st half), is further evidence of a normalization of market conditions.

In the meantime, we continue to adhere to our investment discipline, and we remain convinced that the portfolio is well-positioned to participate in continued upside momentum and capitalize on powerful secular themes and market share shifts due to disruptive technologies, as well as to protect on the downside were the last 6 years’ reflation of financial assets to unwind in a disorderly way. In our view, it is more imperative than ever to strike a balance between capturing upside momentum and protecting against the downside.  By maintaining a 35% allocation to capital preservation even in the face of an advancing market, the Stralem LCES portfolio seeks to do just that. As our mantra goes: “Participation with Protection.”

Sincerely,

Stralem & Company Incorporated

This report reflects our views and opinions as of the date of this letter. These views are subject to change at any time based upon market or other conditions. It was prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or statutory prospectus which both describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. The Fund can suffer losses as well as gains. For more current information throughout the year please contact the Fund by calling 1-866-822-9555 or visit the Fund’s website at www.stralemfund.com. The Fund is distributed by Ultimus Fund Distributors, LLC.

STRALEM EQUITY FUND

PORTFOLIO INFORMATION
 April 30, 2015 (Unaudited)

* Percentages are based on Fund's total portfolio.

		As of October 31, 2014		As of April 30, 2015
		Market Value	% of Total Investments	Market Value	% of Total Investments
UP MARKET	NEW PRODUCTS	$33,226,658	10.3%	$25,095,037	9.9%
	NEW INDUSTRIES	33,573,522	10.4%	26,989,232	10.6%
	DOMINANT COMPANIES	145,114,495	44.8%	104,449,701	41.2%

DOWN MARKET	LOW PRICE TO CASH FLOW	31,980,509	9.9%	26,417,379	10.4%
	HIGH YIELD	79,281,176	24.5%	62,745,469	24.7%

MONEY MARKET FUNDS		348,807	0.1%	8,206,275	3.2%
		$323,525,167	100.0%	$253,903,093	100.0%

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS
 April 30, 2015 (Unaudited)

Shares	Common Stocks — 96.5%	Value
	Consumer Discretionary — 14.6%
	Auto Components — 2.9%
148,300	Johnson Controls, Inc.	$7,471,354

	Hotels, Restaurants & Leisure — 3.1%
157,700	Starbucks Corp.	7,818,766

	Media — 5.9%
228,600	Discovery Communications, Inc. - Class A (a)	7,397,496
70,400	Walt Disney Co. (The)	7,653,888
		15,051,384
	Specialty Retail — 2.7%
100,600	Lowe's Companies, Inc.	6,927,316

	Consumer Staples — 9.0%
	Beverages — 3.0%
190,000	Coca-Cola Co. (The)	7,706,400

	Food & Staples Retailing — 2.9%
73,200	CVS Health Corp.	7,268,028

	Tobacco — 3.1%
94,200	Philip Morris International, Inc.	7,862,874

	Energy — 13.4%
	Energy Equipment & Services — 3.0%
82,200	Schlumberger Ltd.	7,776,942

	Oil, Gas & Consumable Fuels — 10.4%
89,900	Apache Corp.	6,149,160
60,000	Chevron Corp.	6,663,600
68,000	EOG Resources, Inc.	6,728,600
78,700	Exxon Mobil Corp.	6,876,019
		26,417,379
	Health Care — 18.8%
	Biotechnology — 3.9%
32,300	Amgen, Inc.	5,100,493
44,700	Celgene Corp. (a)	4,830,282
		9,930,775
	Health Care Equipment & Supplies — 2.0%
111,100	Abbott Laboratories	5,157,262

	Health Care Providers & Services — 2.8%
63,700	UnitedHealth Group, Inc.	7,096,180

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 96.5% (Continued)	Value
	Health Care — 18.8% (Continued)
	Life Sciences Tools & Services — 1.9%
38,500	Thermo Fisher Scientific, Inc.	$4,838,680

	Pharmaceuticals — 8.2%
52,100	Johnson & Johnson	5,168,320
135,900	Merck & Co., Inc.	8,094,204
221,100	Pfizer, Inc.	7,501,923
		20,764,447
	Industrials — 11.6%
	Aerospace & Defense — 2.9%
64,600	United Technologies Corp.	7,348,250

	Air Freight & Logistics — 2.9%
43,700	FedEx Corp.	7,410,209

	Industrial Conglomerates — 5.8%
88,000	Danaher Corp.	7,205,440
281,400	General Electric Co.	7,620,312
		14,825,752
	Information Technology — 13.6%
	Internet Software & Services — 2.5%
11,600	Google, Inc. - Class A (a)	6,365,732

	IT Services — 3.0%
116,400	Visa, Inc. - Class A	7,688,220

	Software — 8.1%
84,800	Adobe Systems, Inc. (a)	6,449,888
156,700	Microsoft Corp.	7,621,888
150,200	Oracle Corp.	6,551,724
		20,623,500
	Materials — 3.1%
	Chemicals — 3.1%
152,300	Dow Chemical Co. (The)	7,767,300

	Telecommunication Services — 3.3%
	Diversified Telecommunication Services — 3.3%
239,600	AT&T, Inc.	8,299,744

	Utilities — 9.1%
	Electric Utilities — 6.1%
230,000	PPL Corp.	7,826,900
173,600	Southern Co. (The)	7,690,480
		15,517,380

See notes to financial statements.

STRALEM EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 96.5% (Continued)	Value
	Utilities — 9.1% (Continued)
	Multi-Utilities — 3.0%
108,300	Dominion Resources, Inc.	$7,762,944

	Total Common Stocks (Cost $187,366,494)	$245,696,818

Shares	Money Market Funds — 3.2%	Value
3,257,226	Dreyfus Government Cash Management Money Market Fund - Investor Shares, 0.01% *	$3,257,226
4,949,049	Dreyfus Treasury Prime Cash Management Fund Investor Shares, 0.00% *	4,949,049
	Total Money Market Funds (Cost $8,206,275)	$8,206,275

	Total Investments at Value — 99.7% (Cost $195,572,769)	$253,903,093

	Other Assets in Excess of Liabilities — 0.3%	629,110

	Net Assets — 100.0%	$254,532,203

(a)	Non-income producing.

*	Rate shown is the 7-day effective yield at April 30, 2015.

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
 April 30, 2015 (Unaudited)

ASSETS
Investments, at fair value (Notes 1 and 2) (Cost $195,572,769)	$253,903,093
Cash	155,388
Dividends receivable	210,536
Receivable for capital shares sold	1,201,379
Other	22,272
Total Assets	255,492,668

LIABILITIES
Payable to Investment Adviser (Note 3)	129,798
Payable to administrator (Note 3)	30,413
Accrued Trustees’ fees (Note 3)	6,333
Payable for capital shares redeemed	733,295
Accrued expenses	60,626
Total Liabilities	960,465

NET ASSETS	$254,532,203

NET ASSETS CONSIST OF:
Paid-in capital	$153,681,591
Accumulated net investment income	637,047
Accumulated net realized gain from securities transactions	41,883,241
Net unrealized appreciation	58,330,324
Net Assets	$254,532,203

NET ASSET VALUE PER SHARE:
INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$251,351,515
Institutional Class shares of beneficial interest outstanding	16,245,006
Net asset value, offering price and redemption price per share (a)	$15.47

ADVISER CLASS
Net assets applicable to Adviser Class	$3,180,688
Adviser Class shares of beneficial interest outstanding	206,137
Net asset value, offering price and redemption price per share (a)	$15.43

(a)	Redemption price varies based on length of time held (Note 1).

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENT OF OPERATIONS
 For the Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME
Dividends	$3,111,702

EXPENSES
Investment advisory fees (Note 3)	1,289,478
Administration fees (Note 3)	186,240
Legal fees	129,974
Trustees’ fees and expenses (Note 3)	45,815
Auditing fees	41,304
Registration and filing fees, Common	4,197
Registration fees, Institutional Class	8,284
Registration fees, Adviser Class	5,589
Transfer agent fees, Institutional Class (Note 3)	9,000
Transfer agent fees, Adviser Class (Note 3)	9,000
Distribution fees, Adviser Class (Note 3)	9,418
Postage and supplies	7,159
Insurance	5,245
Printing	5,077
Bank service fees	4,694
Other	11,373
Total Expenses	1,771,847
Advisory fee reductions and expense reimbursements (Note 3):
Common	(288,654)
Institutional Class	(17,284)
Adviser Class	(14,589)
Net Expenses	1,451,320

NET INVESTMENT INCOME	1,660,382

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from securities transactions	42,165,837
Net change in unrealized appreciation (depreciation) on investments	(35,366,371)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	6,799,466

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,459,848

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
OPERATIONS
Net investment income	$1,660,382	$4,594,814
Net realized gains from securities transactions	42,165,837	39,428,085
Net change in unrealized appreciation (depreciation) on investments	(35,366,371)	(1,511,836)
Net increase in net assets resulting from operations	8,459,848	42,511,063

DISTRIBUTIONS TO SHAREHOLDERS (Note 4)
From investment income, Institutional Class	(4,265,064)	(5,628,589)
From investment income, Adviser Class	(98,888)	(102,313)
From realized gains, Institutional Class	(38,440,390)	(21,573,748)
From realized gains, Adviser Class	(1,082,030)	(462,970)
Decrease in net assets from distributions to shareholders	(43,886,372)	(27,767,620)

CAPITAL SHARE TRANSACTIONS
Institutional Class
Proceeds from shares sold	9,785,345	33,131,634
Net asset value of shares issued in reinvestment of distributions	36,260,508	23,445,691
Proceeds from redemption fees (Note 1)	—	7,303
Payments for shares redeemed	(78,482,403)	(117,750,155)
Net decrease in Institutional Class net assets from capital share transactions	(32,436,550)	(61,165,527)

Adviser Class
Proceeds from shares sold	278,625	769,521
Net asset value of shares issued in reinvestment of distributions	1,176,684	548,781
Proceeds from redemption fees (Note 1)	83	—
Payments for shares redeemed	(6,101,920)	(588,657)
Net increase (decrease) in Adviser Class net assets from capital share transactions	(4,646,528)	729,645

TOTAL DECREASE IN NET ASSETS	(72,509,602)	(45,692,439)

NET ASSETS
Beginning of period	327,041,805	372,734,244
End of period	$254,532,203	$327,041,805

ACCUMULATED NET INVESTMENT INCOME	$637,047	$3,340,617

See notes to financial statements.

STRALEM EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014
CAPITAL SHARE ACTIVITY
Institutional Class
Shares sold	610,084	1,999,957
Shares reinvested	2,359,174	1,449,054
Shares redeemed	(4,957,142)	(6,988,484)
Net decrease in shares outstanding	(1,987,884)	(3,539,473)
Shares outstanding, beginning of period	18,232,890	21,772,363
Shares outstanding, end of period	16,245,006	18,232,890

Adviser Class
Shares sold	17,520	46,127
Shares reinvested	76,707	33,980
Shares redeemed	(394,508)	(35,359)
Net increase (decrease) in shares outstanding	(300,281)	44,748
Shares outstanding, beginning of period	506,418	461,670
Shares outstanding, end of period	206,137	506,418

See notes to financial statements.

STRALEM EQUITY FUND - INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31,
			2014	2013(a)	2012(a)	2011(a)	2010(a)
Net asset value, beginning of period	$17.45		$16.77	$14.10	$13.09	$12.12	$10.76

Income from investment operations:
Net investment income	0.11		0.24	0.27	0.23	0.15	0.13
Net gain on securities	0.40		1.70	2.87	0.95	0.98	1.23
Total from investment operations	0.51		1.94	3.14	1.18	1.13	1.36

Less distributions:
Dividends from net investment income	(0.25)		(0.26)	(0.25)	(0.17)	(0.16)	—
Dividends from net realized gains	(2.24)		(1.00)	(0.22)	—	—	—
Total distributions	(2.49)		(1.26)	(0.47)	(0.17)	(0.16)	—

Proceeds from redemption fees collected (Note 1)	—		0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net asset value, end of period	$15.47		$17.45	$16.77	$14.10	$13.09	$12.12

Total return (c)	3.03	%(d)	12.18%	22.97%	9.06%	9.47%	12.62%

Ratios/supplemental data:
Net assets, end of period (000’s)	$251,352		$318,237	$365,022	$343,579	$257,845	$178,540
Ratio of total expenses to average net assets	1.19	%(e)	1.12%	1.09%	1.14%	1.26%	1.47%
Ratio of net expenses to average net assets (f)	0.98	%(e)	0.98%	0.98%	0.98%	0.98%	1.05%
Ratio of net investment income to average net assets	1.14	%(e)	1.27%	1.61%	1.68%	1.43%	1.44%
Portfolio turnover rate	16	%(d)	19%	14%	20%	28%	21%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

(f)	Ratio was determined after advisory fee waivers and/or expense reimbursements by the Investment Adviser (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND - ADVISER CLASS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2010 (a)(b)
			2014	2013(a)	2012(a)	2011(a)
Net asset value, beginning of period	$17.39		$16.71	$14.05	$13.05	$12.09	$11.28

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.17	0.21	0.21	0.15	0.06
Net gain on securities	0.50		1.73	2.89	0.93	0.96	0.75
Total from investment operations	0.49		1.90	3.10	1.14	1.11	0.81

Less distributions:
Dividends from net investment income	(0.21)		(0.22)	(0.22)	(0.14)	(0.15)	—
Dividends from net realized gains	(2.24)		(1.00)	(0.22)	—	—	—
Total distributions	(2.45)		(1.22)	(0.44)	(0.14)	(0.15)	—

Proceeds from redemption fees collected (Note 1)	0.00	(c)	—	—	—	—	0.00	(c)

Net asset value, end of period	$15.43		$17.39	$16.71	$14.05	$13.05	$12.09

Total return (d)	2.90	%(e)	11.96%	22.66%	8.80%	9.20%	7.17	%(e)

Ratios/supplemental data:
Net assets, end of period (000’s)	$3,181		$8,805	$7,712	$6,457	$6,523	$5,261
Ratio of total expenses to average net assets	1.82	%(f)	1.72%	1.76%	1.84%	2.03%	2.64	%(f)
Ratio of net expenses to average net assets (g)	1.23	%(f)	1.23%	1.23%	1.23%	1.23%	1.24	%(f)
Ratio of net investment income to average net assets	0.94	%(f)	1.02%	1.36%	1.46%	1.19%	1.18	%(f)
Portfolio turnover rate	16	%(e)	19%	14%	20%	28%	21%

(a)	Per share amounts reflect the 10:1 stock split effective February 22, 2013 (Note 1).

(b)	Represents the period from the commencement of operations (November 13, 2009) through October 31, 2010.

(c)	Amount rounds to less than $0.01 per share.

(d)
Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Not annualized.

(f)	Annualized.

(g)	Ratio was determined after advisory fee waivers and/or expense reimbursements by the Investment Adviser (Note 3).

See notes to financial statements.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2015 (Unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Stralem Equity Fund (the “Fund”) is a non-diversified series of Stralem Fund (the “Trust”), a Delaware statutory trust reorganized on April 30, 1999 with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

The Fund’s investment objective is long-term capital appreciation.

The Fund’s two classes of shares, the Institutional Class and the Adviser Class, represent interests in the same portfolio of securities and have the same rights, but differ primarily in the expenses to which they are subject and have differing investment minimums. The Adviser Class shares are subject to a distribution (Rule 12b-1) fee of 0.25% per annum of the Fund’s average daily net assets attributable to Adviser Class shares and require a $1,000 initial investment, whereas the Institutional Class shares are not subject to distribution (Rule 12b-1) fees and require a $250,000 initial investment.

The Institutional Class commenced operations on January 18, 2000 and the Adviser Class commenced operations on November 13, 2009.

Investment valuation:

The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs
Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the above fair value hierarchy. In such cases,

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The Fund’s portfolio securities are valued as of close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Investments in money market funds are valued at net asset value.

Securities without a readily available price quotation may be priced at fair value as determined in good faith by the management of the Trust. Fair value pricing would be utilized in instances when prices of individual portfolio securities are “not readily available,” the market for a security is not active or when there is an occurrence of a “significant event” that occurs after market closings but before the Fund’s net asset value is determined. Such fair value pricing is determined according to procedures adopted by the Board of Trustees.

Investment transactions and income:

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on a specific identification basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on the accrual basis.

Share valuation and redemption fees:

The net asset value per share of each class of the Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 pm, Eastern time) on each day the NYSE is open for business by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of the Fund is equal to the net asset value per share, except that shares of each class are subject to a redemption fee of 1%, payable to the applicable class, if shares are redeemed within 60 days of purchase. During the periods ended April 30, 2015 and October 31, 2014, proceeds from redemption fees totaled $0 and $7,303, respectively, for the Institutional Class and $83 and $0, respectively, for the Adviser Class.

Stock split:

The Board of Trustees of the Trust approved a ten-for-one stock split for both the Institutional Class and the Adviser Class shares, effective February 22, 2013. All references to share and per share amounts in these financial statements have been retroactively adjusted to reflect the ten-for-one stock split for all periods presented.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Allocation between classes:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Taxes:

The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, the Fund must declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax years (tax years ended October 31, 2011 through October 31, 2014) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.	FAIR VALUE MEASUREMENT

The following is a summary of the inputs used to value the Fund’s investments by security type, as of April 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$245,696,818	$—	$—	$245,696,818
Money Market Funds	8,206,275	—	—	8,206,275
Total	$253,903,093	$—	$—	$253,903,093

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of April 30, 2015, the Fund did not have any transfers into and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of April 30, 2015. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

3.	RELATED PARTY TRANSACTIONS

Pursuant to an Investment Advisory Agreement with Stralem & Company Incorporated (the “Investment Adviser”), the Fund pays the Investment Adviser an annual advisory fee, payable quarterly, based on the average weekly net assets of the Fund, equal to 1.25% of the first $50 million of such net assets, 1.00% of the next $50 million of such net assets and 0.75% of such net assets in excess of $100 million. Certain officers and a Trustee of the Trust are also officers of the Investment Adviser.

The Investment Adviser has agreed contractually, until at least March 1, 2016, to reduce its advisory fees and/or reimburse Fund expenses to the extent necessary to maintain the Fund’s annual ratio of expenses to average net assets at no greater than 0.98% for Institutional Class shares and 1.23% for Adviser Class shares. For the six months ended April 30, 2015, the Investment Adviser reduced its advisory fees by $288,654 and reimbursed other operating expenses of $17,284 and $14,589 for Institutional Class and Adviser Class shares, respectively.

The Investment Adviser may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund’s ratio of expenses to average net assets with respect to Institutional Class shares and Adviser Class shares to exceed 0.98% and 1.23%, respectively. As of April 30, 2015, the amount of fee reductions and expense reimbursements available for recovery by the Investment Adviser is $1,474,409, portions of which must be recovered no later than the dates stated below:

October 31, 2015	$197,029
October 31, 2016	437,567
October 31, 2017	519,286
April 30, 2018	320,527

Under the terms of servicing agreements between the Fund and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, the Fund pays Ultimus fees in accordance with such agreements. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities.

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor does not receive a fee from the Fund or the Investment Adviser for its distribution services. Certain officers of the Trust are also officers of Ultimus and the Distributor.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”) under which the Adviser Class shares may directly incur or reimburse the Investment Adviser or the Distributor for certain expenses related to the distribution of Adviser Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of average daily net assets allocable to Adviser Class shares. During the six months ended April 30, 2015, the Adviser Class shares incurred distribution related expenses of $9,418 under the Plan.

The Fund pays each Independent Trustee a fee of $250 for each regularly scheduled meeting attended in person and an annual retainer of $17,000, paid quarterly, plus reimbursement of travel and other expenses. Both the Lead Independent Trustee and Chairman of the Audit Committee receive an additional annual retainer of $2,000, paid quarterly. Any Trustee who is affiliated with the Investment Adviser does not receive compensation from the Fund.

4.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions arising from net investment income and net capital gains, if any, are declared and paid to shareholders annually. The amount of distributions from net investment income and net realized gains are determined in accordance with the Code which may differ from GAAP. The tax character of distributions paid to shareholders during the periods ended April 30, 2015 and October 31, 2014 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Institutional Class:
April 30, 2015	$6,299,962	$36,405,492	$42,705,454
October 31, 2014	$6,681,125	$20,521,212	$27,202,337
Adviser Class:
April 30, 2015	$156,167	$1,024,751	$1,180,918
October 31, 2014	$124,900	$440,383	$565,283

STRALEM EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5.	TAX MATTERS

The following information is computed on a tax basis for each item as of April 30, 2015:

Cost of portfolio investments	$195,855,244
Gross unrealized appreciation	$65,053,225
Gross unrealized depreciation	(7,005,376)
Net unrealized appreciation	58,047,849
Accumulated ordinary income	1,885,216
Other gains	40,917,547
Distributable earnings	$100,850,612

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund and the book-basis and tax-basis net unrealized appreciation is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

6.	INVESTMENT TRANSACTIONS

During the six months ended April 30, 2015, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $46,561,400 and $130,505,061, respectively.

7.	CONTINGENCIES AND COMMITMENTS

The Trust’s Trust Instrument provides that the Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these arrangements.

8.	SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and notes no additional conditions that existed as of such issuance.

STRALEM EQUITY FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses, which are deducted from the Fund’s gross income. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (November 1, 2014) and held until the end of the period (April 30, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Net Expenses Ratio(a)	Expenses Paid During Period(b)
Institutional Class
Actual	$1,000.00	$1,030.30	0.98%	$4.93
Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.93	0.98%	$4.91
Adviser Class
Actual	$1,000.00	$1,029.00	1.23%	$6.19
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.70	1.23%	$6.16

(a)	Annualized, based on the most recent one-half year expenses for each Class.

(b)	Expenses are equal to each Class’s annualized expense ratio multiplied by the average account value over the period, muliplied by 181/365 (to reflect the one-half year period).

STRALEM EQUITY FUND
 APPROVAL OF THE CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on March 3, 2015 (the “ Meeting”), the Board of Trustees of the Fund, including a majority of the Independent Trustees, approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Prior to approving the Advisory Agreement, the Independent Trustees met in Executive Session with independent counsel to discuss management’s responses to the letter sent by the Independent Trustees requesting information on, among other things, the Fund’s performance and fees as well as the services provided by the Adviser and its profitability. In addition, the Independent Trustees reviewed their legal and fiduciary obligations and the factors relating to their approval. In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the advisory fees were fair and reasonable and within the range of what could be negotiated at arm’s length, and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

A summary of the Independent Trustees considerations at the Meeting follows:

Nature, extent and quality of the Investment Adviser’s services

The Trustees received and considered information on the responsibilities of the Adviser under the Advisory Agreement, noting that the Adviser is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund. The Trustees reviewed the qualifications, backgrounds and responsibilities of the advisory personnel primarily responsible for the day-to-day management of the Fund. The Trustees considered the Adviser’s compliance program and its commitment to compliance. They considered the capabilities of the Adviser and its commitment to the Fund, including the Adviser’s decision to hire a person dedicated to expanding the Fund’s distribution efforts. The Trustees also considered their confidence in the Adviser’s integrity and the Adviser’s responsiveness to any concerns raised by them.

The Trustees considered the Adviser’s responsibilities with regard to brokerage selection and best execution and noted that the Adviser participated in a “soft dollar” arrangement, which benefited the Adviser and its clients, including the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature and quality of the services that the Adviser provides to the Fund.

Investment Performance of the Fund and the Adviser

The Trustees received and reviewed comparative performance information derived from Morningstar, Inc. on all Large Cap Blend Funds and a selected group taken from the universe of Large Cap Blend funds (“Large Blend Custom Group”). The Large Cap Blend Custom Group consisted of all actively managed no-load funds with assets between $250 million and $500 million in the Large Blend category. In reviewing the comparative performance, the Board considered that, for the one- three- and five-year periods ended December 31, 2014, the Fund’s average annual total returns were

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE  INVESTMENT ADVISORY AGREEMENT
 (Unaudited) (Continued)

lower than the average and median returns for both Morningstar groups. For the ten-year period, the Fund’s average annual total returns were higher than the median and average returns of both Morningstar groups. The Trustees also considered comparative information on the performance of the Adviser’s Large Cap Equity Strategy Composite, noting that the Composite outperformed the Fund (both Classes) for the one-, three-, five- and ten-year periods ended December 31, 2014. The Trustees considered the performance differences between the Fund and the Composite, noting that, based on discussions with the Adviser, these differences were primarily attributed to the Fund’s performance calculation which includes both advisory fees and other operating expenses while the Composite’s performance includes only advisory fees. The Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees reviewed the Fund’s contractual advisory fee rate as stated in the Advisory Agreement and considered that the Adviser has agreed to an Expense Limitation Agreement with the Fund every year since March 2009 and that the Agreement had been renewed for another year until 2016. The Trustees considered that the terms of the Expense Limitation Agreement effectively lowered the advisory fees so that the actual advisory fee paid by the Fund is below the contractual advisory fee.

The Trustees acknowledged that the Fund’s contractual advisory fees were higher than the average and median management fee for both Morningstar groups but that after giving effect to the terms of the Expense Limitation Agreement, the Fund’s advisory fee was comparable to the average and median management fee for the Large Blend Custom Group and slightly higher than the average and median management fee for the Large Blend Category.

The Trustees then considered the Fund’s overall expense ratios and that after giving effect to the terms of the Expense Limitation Agreement, the Fund’s total expense ratio for Institutional Class shares was lower than the average and median expense ratios for the Large Blend Category but was higher than the average and median expense ratios when compared to the Large Blend Custom Group. The Trustees considered further that, after giving effect to the terms of the Expense Limitation Agreement, the Fund’s total expense ratio for Adviser Class shares was higher than the average and median expense ratios for funds included in both Morningstar groups.

The Trustees also reviewed the information about the services and fee rates offered to other clients of the Adviser with the same portfolio strategy. The Trustees noted that the contractual fees paid by the Fund to the Adviser (before the Expense Limitation Agreement) were higher than those paid by most of the Adviser’s managed accounts but that after giving effect to the terms of the Expense Limitation Agreement, the fees were comparable. The Trustees also considered that although the Fund was invested in the same portfolio strategy as the Adviser’s managed accounts, there were significant

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT
 (Unaudited) (Continued)

differences between the services provided by the Adviser to the Fund and those provided to the managed accounts. They acknowledged that the Fund, as a registered investment company, was more difficult, time consuming and expensive to manage than the Adviser’s managed accounts due to, among other things, the Fund’s regulatory and legal obligations.

The Trustees also reviewed information on the fees being paid by the Adviser to various financial intermediaries for services provided on behalf of the Fund’s omnibus accounts.

The Trustees stated that they had been provided with all the information that they requested from the Adviser on the fee arrangements. They determined that the advisory fee was not disproportionately large or excessive compared to the services rendered. The Trustees concluded that in light of all of the information they received, the detailed discussions with management, the Adviser’s commitment to renew the Expense Limitation Agreement for another year and the overall level and quality of services rendered by the Adviser, the advisory fees paid by the Fund were fair and reasonable.

Economies of Scale

The Trustees considered the extent to which the Fund benefits from economies of scale. The Trustees noted that the Fund’s contractual advisory fee schedule includes the following fee breakpoints wherein the advisory fee percentage would decline as the Fund’s assets increase:

• 1.25% of the first $50 million;

• 1.00% of the next $50 million; and

• 0.75% in excess of $100 million.

The Trustees considered that the contractual advisory fee schedule was not in effect due to the Expense Limitation Agreement and that the actual advisory fee paid by the Fund is below the contractual advisory fee.

Financial Condition and Profitability of the Investment Adviser

The Adviser provided information regarding its profitability as it relates to providing services to the Fund. The Trustees reviewed the Adviser’s October 31, 2014 audited financial statements, the Adviser’s total assets under management and a memorandum provided by the Adviser regarding its profitability under the Advisory Agreement. The Trustees recognized that this data represents the Adviser’s determination of its revenues, before and after fee reductions, from the contractual services provided to the Fund, less estimated expenses of providing such services. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser and the types of funds it manages.

STRALEM EQUITY FUND
APPROVAL OF THE CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENT
 (Unaudited) (Continued)

Based on their review, the Trustees concluded that the Adviser has the financial strength to satisfy its commitments to the Fund and that the profitability of the Adviser was not excessive in light of the level and quality of services provided by the Adviser.

Fall-out benefits

The Trustees discussed the potential fall-out benefits realized by the Adviser arising out of its relationship with the Fund. It was noted that the Adviser receives research reports from one of the Adviser’s executing brokers. The Trustees considered the Adviser’s representation that the research received by the Adviser benefits all of its clients, including the Fund.

STRALEM EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request by calling toll free (866) 822-9555, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30th is also available from the SEC’s website at http://www.sec.gov or upon request by calling the Fund at (866) 822-9555.

QUARTERLY PORTFOLIO HOLDINGS

The Fund’s Forms N-Q containing a complete schedule of portfolio holdings as of the end of the first and third quarters of each fiscal year are available on the SEC’s website at http://www.sec.gov or are available upon request, without charge, by calling toll free at (866) 822-9555. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0338.

HOUSEHOLDING

The Fund will generally send only one copy of the summary prospectus, proxy material, annual report and semi-annual report to shareholders residing at the same “household.” This reduces Fund expenses which benefits all shareholders, minimizes the volume of mail you receive and eliminates duplicates of the same information. If you need additional copies of these documents, a copy of the prospectus or do not want your mailings to be “householded,” please send us a written request or call us toll free at (866) 822-9555.

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited)

The Board is responsible for oversight of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund. The table below sets forth information about the Trustees and executive officers of the Trust. Unless otherwise noted, each Trustee’s and officer’s address is 645 Madison Avenue, New York, New York 10022. Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past 5 Years
Independent Trustees
Michael T. Rubin (1941)	Trustee/Lead Independent Trustee	Since 1998/Appointed Lead Independent Trustee in 2012	Retired.	1	None
Geoff Gottlieb (1959)	Trustee	Since 2010	Founder and director of Executive Wealth Management Limited (“EWM”), managing member of EWM LLC and a director of EWM Capital Limited. EWM’s primary business is the design and administration of global executive compensation and investment plans for major financial firms and corporations.	1	None
David J. Koeppel (1958)	Trustee	Since 2011	President of The First Republic Corporation of America, Inc., a full service real estate company, from 2011 to present. Manager Member/Partner of Koeppel Companies LLC, a full service real estate management company, from 2001 to 2011.	1	None

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited) (Continued)

Name, Address and Year of Birth	Position (s) held with the Trust	Lenght of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee for the Past Five Years
Edward A. Kuczmarski (1949)	Trustee/Audit Committee Chairman	Since 2014	Certified Public Accountant and retired Partner of Crowe Horwath LLP (formerly Hays & Company before merger in 2009) from 1980 to 2013.	1	Independent Director/Trustee of Reich & Tang Funds; Independent Director of ISI Funds; and Independent Director of Brookfield Investment Management Funds
Interested Trustee
Andrea Baumann Lustig* (1959)	Trustee and President	Trustee Since 2011; Officer since 2008	President of the Adviser from 2014 to present; Director, Private Client Asset Management from 2003 to present; and Vice President of the Adviser from 2003 to 2014.	1	None

STRALEM EQUITY FUND
FUND OFFICERS AND TRUSTEES (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) held with the Trust	Length of Time Served**	Principal Occupation During Past Five Years
Executive Officers
Hirschel B. Abelson (1933)	Senior Assistant Treasurer	Since 1989	Chairman of the Adviser from 2014 to present; and President, Chief Investment Officer of the Adviser from 1966 to 2014.
Mark J. Seger 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1962)	Treasurer	Since 2008	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Philippe T. Labaune (1968)	Vice President	Since 1997	Executive Vice President of the Adviser from 2014 to present; Director, Trading and Operations of the Adviser from 1997 to present; and Vice President of the Adviser from 1997 to 2014.
Adam S. Abelson*** (1968)	Vice President	Since 2001	Chief Investment Officer of the Adviser from 2014 to present; Senior Portfolio Manager of the Adviser from 1998 to present; and Vice President of the Adviser from 1998 to 2014.
Wade R. Bridge 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 (1968)	Secretary	Since 2011; Assistant Secretary from 2008-2011	Vice President, Director of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.
Joann Paccione (1957)	Chief Compliance Officer, Senior Assistant Secretary and Senior Assistant Treasurer	Chief Compliance Officer since 2004; Senior Assistant Secretary and Senior Assistant Treasurer since 1990	Chief Compliance Officer of the Adviser.

*	Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and director of the Adviser.
**	Includes service as a director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust’s prior corporate identity.
***	Adam S. Abelson is the son of Hirschel B. Abelson.

STRALEM EQUITY FUND

INVESTMENT ADVISER

Stralem & Company Incorporated
645 Madison Avenue
New York, NY 10022
Telephone (212) 888-8123
 Fax (212) 888-8152

This report is prepared for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current summary prospectus and/or prospectus which each describe the Fund’s objectives, risks, policies, expenses and other important information. Investors are advised to read the summary prospectus and/or prospectus carefully before investing. Past performance is not indicative of future results. Current performance may be lower or higher than the data contained herein. For performance information current through the most recent month end, please visit the Fund’s website at www.stralemfund.com or call toll-free (866) 822-9555. The Fund can suffer losses as well as gains.

Privacy Notice
FACTS	WHAT DOES STRALEM FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪  Social Security number and Transaction history
▪  Account Balances and Account transactions
▪  Assets and Wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their your personal information; the reasons Stralem Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stralem Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 866-822-9555 or go to www.stralemfund.com

Who we are
Who is providing this notice?	Stralem Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Stralem Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal info.

How does Stralem Fund collect my personal information?
We collect your personal information, for example, when you
▪  Open an account or Provide account information
▪  Give us your contact info. or Show your government-issued I.D.
▪  Make a wire transfer
We also collect your personal information from other companies
 (ie. brokers, custodians, etc).

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪  sharing for affiliates’ everyday business purposes—information about your creditworthiness
▪  affiliates from using your information to market to you
▪  sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Stralem & Company Incorporated, the investment adviser to Stralem Fund, is an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ Stralem Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Stralem Fund does not jointly market.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Stralem Fund

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	June 16, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Andrea Baumann Lustig
Andrea Baumann Lustig, President

Date	June 16, 2015

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	June 16, 2015

* Print the name and title of each signing officer under his or her signature.